GOODWILL	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

7. GOODWILL

The carrying amount of goodwill were both RMB331 as of December 31, 2022 and 2023.

The Group conducted goodwill impairment assessment at the end of each reporting year or more frequently if there are changes indicate that it may be impaired. As a result of the New Regulations and the Business Restructuring, the Group performed an impairment assessment on the goodwill arise from business acquisition and reduced the carrying value to its estimated fair value based on expected discounted cash flow approach in 2021.

The Group recorded goodwill impairment losses amounted to RMB43,300 during the year ended December 31, 2021. No impairment loss on goodwill was recorded during the years ended December 31, 2022 and 2023.